UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2005

Cal Dive International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-22739	95-3409686
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

400 N. Sam Houston Parkway E., Suite 400
Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

281-618-0400
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
Signatures
Index to Exhibits
Asset Purchase Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.

On April 7, 2005, Cal Dive International, Inc. (the “Company”) announced that it entered into an asset purchase agreement (the “Agreement”) dated April 1, 2005, with Torch Offshore, Inc. and its wholly-owned subsidiaries, Torch Offshore, L.L.C. and Torch Express, L.L.C., (collectively, “Torch”) whereby the Company has agreed to serve as the “stalking horse” bidder for the purchase of Torch’s fleet of vessels, including all equipment, inventory, intellectual property and other assets related to the operation of the vessels. In exchange for these assets, Torch will receive consideration of approximately $92.0 million, including a deposit of $4.6 million, which will be credited towards the purchase price. The Agreement does not include Torch’s accounts receivable, overhead assets unrelated to the operation of the vessels, and claims owned by Torch’s bankruptcy estate.

The Agreement was filed on April 6, 2005 with the United States Bankruptcy Court for the Eastern District of Louisiana (the “Bankruptcy Court”) along with a motion seeking the establishment of bidding procedures for an auction that allows other qualified bidders to submit higher or otherwise better offers for all or part of Torch’s assets, as required under Section 363 of the Bankruptcy Code. The Company anticipates that a transaction involving all or part of Torch’s assets will be completed in the second quarter of 2005, pending approval of the Bankruptcy Court and certain government regulatory agencies.

Attached hereto and incorporated by reference is a copy of the Agreement as Exhibit 10.1. In addition, a copy of the press release dated April 7, 2005 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

       (c) Exhibits.

10.1	Asset Purchase Agreement by and between Cal Dive International, Inc., as Buyer, and Torch Offshore, Inc., Torch Offshore, L.L.C., and Torch Express, L.L.C., as Sellers, as of April 1, 2005.

99.1	Press Release of Cal Dive International, Inc. dated April 7, 2005.

Cal Dive International, Inc.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: April 12, 2005

Cal Dive International, Inc.

By:	/S/ A. WADE PURSELL

A. Wade Pursell
Senior Vice President and
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement by and between Cal Dive International, Inc., as Buyer, and Torch Offshore, Inc., Torch Offshore, L.L.C., and Torch Express, L.L.C., as Sellers, as of April 1, 2005

99.1	Press Release of Cal Dive International, Inc. dated April 7, 2005.